                                                        EXHIBIT 24
                            POWER OF ATTORNEY


We, the undersigned directors and officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint Thomas J. Calvocoressi, Richard L. Huber and Robert J. Price, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1996 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

WITNESS our hands and common seal on this 24th day of February, 1997.




_____________________________             _____________________________
Ronald E. Compton                         Gerald Greenwald
Chairman, President and Director          Director
(Principal Executive Officer)


/s/ Leonard Abramson
_____________________________             _____________________________
Leonard Abramson                          Ellen M. Hancock
Director                                  Director


_____________________________             _____________________________
Betsy Z. Cohen                            Michael H. Jordan
Director                                  Director


_____________________________             _____________________________
William H. Donaldson                      Jack D. Kuehler
Director                                  Director


_____________________________             _____________________________
Barbara Hackman Franklin                  Frank R. O'Keefe, Jr.
Director                                  Director


_____________________________             _____________________________
Jerome S. Goodman                         Judith Rodin
Director                                  Director


____________________________              _____________________________
Earl G. Graves                            Richard L. Huber
Director                                  Vice Chairman for Strategy and Finance
                                          (Principal Financial Officer) and Director


                            POWER OF ATTORNEY


We, the undersigned directors and officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint Thomas J. Calvocoressi, Richard L. Huber and Robert J. Price, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1996 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

WITNESS our hands and common seal on this 28th day of February, 1997.



/s/ Ronald E. Compton                     /s/ Gerald Greenwald
_____________________________             ____________________________
Ronald E. Compton                         Gerald Greenwald
Chairman, President and Director          Director
(Principal Executive Officer)


                                          /s/ Ellen M. Hancock
_____________________________             ____________________________
Leonard Abramson                          Ellen M. Hancock
Director                                  Director


/s/ Betsy Z. Cohen                        /s/ Michael H. Jordan
_____________________________             ____________________________
Betsy Z. Cohen                            Michael H. Jordan
Director                                  Director


/s/ William H. Donaldson                  /s/ Jack D. Kuehler
_____________________________             ____________________________
William H. Donaldson                      Jack D. Kuehler
Director                                  Director


/s/ Barbara Hackman Franklin              /s/ Frank R. O'Keefe, Jr.
_____________________________             ____________________________
Barbara Hackman Franklin                  Frank R. O'Keefe, Jr.
Director                                  Director


/s/ Jerome S. Goodman                     /s/ Judith Rodin
_____________________________             ____________________________
Jerome S. Goodman                         Judith Rodin
Director                                  Director


                                          /s/ Richard L. Huber
_____________________________             ____________________________
Earl G. Graves                            Richard L. Huber
Director                                  Vice Chairman for Strategy and Finance
                                          (Principal Financial Officer) and Director
